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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): December 16, 1997




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


          DELAWARE                    1-4300                  41-0747868
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
     of Incorporation)              File Number)         Identification Number)


                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000


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ITEM 5.           OTHER EVENTS

         On December 16, 1997, Apache Corporation ("Apache") called for redemption of all of its 6% Convertible Subordinated Debentures due 2002. The Debentures will be redeemed January 15, 1998. The aggregate amount of outstanding Debentures is $172.5 million.

         Holders of the Debentures will be entitled to receive 103 percent of the principal amount, or to convert the Debentures into shares of Apache common stock, par value $1.25 per share (the "Common Stock"), at a conversion price of $30.68 per share or approximately 32.595 shares of Common Stock per $1,000 principal amount. The closing price of the Common Stock on December 15, 1997 was $34.25.

         Interest through January 15, 1998, will be paid to all holders of registered Debentures that remain outstanding (i.e., not converted) on the record date of January 1, 1998, and to all holders of bearer Debentures upon tender of the January 15, 1998 interest coupon. Holders of registered Debentures who convert prior to January 1, 1998, will not be entitled to any interest thereon for the six-month period ended January 15, 1998.

         To receive the redemption price, holders of registered Debentures must surrender such Debentures to The Chase Manhattan Bank, Corporate Trust Window, 55 Water Street, Room 234-North Building, New York, New York 10041, and holders of bearer Debentures must surrender such Debentures to The Chase Manhattan Bank, Trinity Tower, 9 Thomas Moore Street, London E1 9YT.

         To convert registered Debentures into shares of Common Stock, holders must, prior to 5:00 p.m., New York, New York time on January 14, 1998, surrender such Debentures to The Chase Manhattan Bank, Corporate Trust Window, 55 Water Street, Room 234-North Building, New York, New York 10041. To convert bearer Debentures into shares of Common Stock, holders must, prior to 5:00 p.m., London time on January 14, 1998, surrender such Debentures to The Chase Manhattan Bank, Trinity Tower, 9 Thomas Moore Street, London E1 9YT. Debentures not converted in the manner and prior to the times specified on January 14, 1998, will be redeemed.

         The redemption notice, as published in the Wall Street Journal (eastern edition), the Financial Times in London, and the Luxemburger Wort in Luxembourg, is listed under Item 7 as Exhibit 99.1 and is incorporated herein by reference.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)  EXHIBITS.


EXHIBIT NO.        DESCRIPTION
-----------        -----------
99.1*              Notice of Full Redemption, published December 16, 1997,
                   Apache Corporation 6% Convertible Subordinated Debentures due January 15, 2002.



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*filed herewith







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      APACHE CORPORATION


Date:  December 16, 1997             /s/ Z. S. Kobiashvili
                                     ---------------------
                                     Z. S. Kobiashvili
                                     Vice President and General Counsel


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                                 EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
-----------        -----------
99.1*              Notice of Full Redemption, published December 16, 1997,
                   Apache Corporation 6% Convertible Subordinated Debentures due January 15, 2002.



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*filed herewith